UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                         Date of Report:  June 26, 2002

                       Commission File Number:  000-28881

                OASIS ENTERTAINMENT'S FOURTH MOVIE PROJECT, INC.

Nevada                                                                88-0403762
(Jurisdiction  of  Incorporation)         (I.R.S. Employer  Identification  No.)

24843  Del  Prado,  Suite  326  Dana  Point,  California                   92629
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  487-7295


     ITEM  1.  CHANGE  OF  CONTROL  OF  REGISTRANT.

     A change of control of the Registrant occurred on June 12, 2002, when Mr. Mark A. Libratore ("Libratore"), President of Liberator Medical Supply, Inc., a Florida corporation ("Liberator"), acquired beneficial ownership of 82.7% of the issued and outstanding common stock, $.001 par value (the "Common Stock"), of the Registrant. Libratore indirectly acquired control of the Registrant from Mr.
J.  Dan  Sifford,  Jr.,  as  described  below.

Pursuant to the Plan of Exchange dated May 21, 2002 (the "Agreement"), among Liberator, the Registrant and J. Dan Sifford, Jr. ("Sifford"), Libratore exchanged all 30,000,000 of his shares of common stock, no par value, of Liberator for 30,000,000 new investment shares of Common Stock of the Registrant, or 71% of the issued and outstanding shares. Libratore also received 5,000,000 shares of outstanding Common Stock from a third party as additional consideration for the exchange described herein, so that he owns 35,000,000 shares of Common Stock, or 82.7% of the issued and outstanding shares of Common Stock. At the Closing on June 12, 2002, Liberator became a wholly owned subsidiary of the Registrant.

Also at the Closing, Libratore became President of the Registrant, and on June 13, 2002, Libratore was appointed Chairman of the Board of Directors of the Registrant, and Sifford resigned as Chairman.

     Prior to the consummation of the transactions contemplated by the Agreement, Sifford was the controlling stockholder of the Company, owning 50,000,000 shares of Common Stock. As part of the transaction he contributed, without consideration, 49,995,000 shares of Common Stock that he owned back to the Company for cancellation and retained 5,000 shares of Common Stock.

The Registrant discloses the following information about the background of its President and Chairman of the Board:

Mark Libratore, 51, is President of Liberator, with headquarters in Stuart, Florida. Mr. Libratore founded Liberator in 1999. Earlier, in 1990, Mr. Libratore founded Liberty Medical Supply, Inc. ("Liberty Medical"), a diabetic testing supply company which has become the nation's largest "direct to consumer" diabetic supplier with sales in this year, 2002, projected to be well in excess of $220 million. He served as this company's president from start-up to over 900 employees at the time of his departure to launch Liberator. As president of Liberty Medical, Mr. Libratore supervised the creation and execution of advertising campaigns in print, television and radio, and successfully managed the leads, sales, and operations resulting from these sales campaigns. In one year sales grew at Liberty Medical from $11 million annually to over $48 million and again increased the following year to over $80 million annualized. At the time of his leaving in February of 1999, the sales run rate at Liberty Medical was well over $90 million. In 1996, Mr. Libratore sold Liberty Medical to PolyMedica Corporation, a NASDAQ-listed company (PLMD), and remained as an officer under an employment contract until he left to start Liberator. The April 1998 issue of Response Magazine voted Mr. Libratore one of the top 25 most innovative direct TV advertisers of the year.

     Prior to founding Liberty Medical, Mr. Libratore served as founder and president of A Action Medical Supply, Inc., which was the company from which Liberty Medical was developed. In 1979, Mr. Libratore founded and served as president of Ambassador Inhalation and Respiratory Services, which he sold in 1984 to Abbey/Foster Medical (now Apria), a national medical supplies chain. Previously, Mr. Libratore has held director or senior positions in the Respiratory Therapy, Cardiopulmonary, EEG, EKG, and Blood Gas laboratories of Hartford Hospital, Jupiter Hospital, Fisherman's Hospital, and Martin Memorial Hospital. He has also been a Director of the Florida Society of Respiratory Therapy and a founding Director and Vice-President of the board of Hospice of Martin County, Inc. He has served for many years as a board member of the American Lung Association of Southeast Florida. Mr. Libratore is a graduate of the University of Connecticut Affiliated Hartford Hospital School of Respiratory Therapy Technology Program.

     ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     As set forth under Item 1, the Registrant acquired all of the issued and outstanding shares of common stock of Liberator on June 12, 2002, at which time Liberator became a wholly owned subsidiary of the Registrant. There follows a brief description of the business of Liberator and certain risk factors which should be considered in evaluating the Registrant and its Liberator subsidiary.

Business  of  Liberator  Medical  Supply,  Inc.

     Liberator was organized by Mark A. Libratore in July of 1999 and commenced business in January 2000. Liberator supplies durable medical equipment directly to consumers by telephone, by mail and by internet. Liberator's products include products dedicated to survivors of breast cancer, respiratory pharmaceuticals, diabetic supplies, ostomy products, and more than 5,000 other products which are in high demand. Liberator customers can choose to have their supplies shipped automatically. Liberator also maintains a retail store at its principal place of business in Stuart, Florida. Liberator bills Medicare directly for supplies sold to Medicare-eligible customers, which permits the company to overcome price resistance and facilitates the purchase process for consumers. Liberator's customers generally have a repeated need for supplies, and so they tend to purchase supplies from Liberator on a consistent basis after having placed an original order. Liberator has developed its customer base largely through advertising, and intends to grow its customer base and its business through substantial increases in advertising. All Liberator customers are managed in a sophisticated contact management system and are considered

"evergreen" once they have responded to any of the company's nationwide advertisements.

       Liberator employs approximately fifty (50) persons at its 7,000 square foot leased offices and retail store located at 4330 SE Federal Highway, Stuart, Florida 34997. Liberator's website is found at www.liberatormedical.com and its telephone number is 561-287-2414.

Certain  Risk  Factors


     Liberator's future operating results remain difficult to predict. Liberator faces many risks and uncertainties which could affect operating results, including, without limitation, those described below.

     Liberator is a licensed Medicare and Medicaid provider and a substantial portion of its income is dependent upon Medicare reimbursement. Liberator could experience significantly reduced income if Medicare reimbursement changes, if there are delays in reimbursement, if Medicare denies reimbursement, or if consumers are directed to other Medicare providers through competitive bidding, governmental contracts or a nationwide managed care system.

     Liberator's compliance with Medicare regulations is subject to review by federal agencies, including the United States Department of Health and Human Services, the Department of Justice, and the Food and Drug Administration. These agencies conduct audits and periodic investigations of companies billing through Medicare, including Liberator. Medicare audits or investigations could lead to a claim for repayment. From time-to-time Liberator has been asked to repay amounts on claims previously paid by Medicare for various reasons, such as billing errors, lack of medical records in physician offices, insufficient patient diagnosis, returns, and similar reasons. Although Liberator has set aside reserves for these claims, demands for repayment could exceed Liberator's reserves, which would have a material adverse effect on Liberator.

     Liberator plans to expand rapidly. Its expansion is dependent upon its ability to obtain financing on a private or public basis. The ability of Liberator to raise capital is substantially dependent upon the condition of the United States financial markets and the economy of the United States, both of which have been adversely affected by political and economic difficulties facing the United States for more than one year. There can be no assurance that the Company will be able to obtain capital or, if capital is available, that it will be available on terms, in such amounts, and at such times as may be acceptable to the Registrant and its Liberator subsidiary.

     The sale of medical products entails the risk that users will make product liability claims. While Liberator believes that its insurance provides adequate coverage for such claims, there can be no assurance that such coverage will prove adequate in all circumstances.

     Liberator's business is highly competitive. Certain of its competitors have greater financial and operating resources than Liberator.

Liberator has experienced fluctuations in its quarterly operating results and anticipates that such fluctuations will continue in the future. Accordingly, Liberator's operating results will probably vary significantly, depending on a number of factors. These factors include changes in reimbursement guidelines and amounts, changes in regulations affecting the health care industry, changes in the cost of Liberator's products, the timing of customer orders, and the timing of the introduction or acceptance of new products and services offered by Liberator or its competitors.

     Liberator intends to make acquisitions of compatible businesses. Liberator's ability to make such acquisitions will be dependent upon its capital resources, which in turn will be dependent upon its results of operations and its ability to obtain financing on a private or public basis, as to which there is no assurance. Liberator's strategy of growth through acquisitions also presents risks of the diversion of management attention from daily operations, difficulty in retaining key personnel of an acquired business, Liberator's inability to simulate the operations of an acquired business, the failure to retain customers of an acquired business, and the incurrence of debt and related interest expense.

     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.   Not  applicable.

     ITEM  4.  CHANGES  IN REGISTRANT'S CERTIFYING ACCOUNTANT.   Not applicable.

     ITEM  5.  OTHER  EVENTS.    Not  applicable.

     ITEM  6.  CHANGES  OF  REGISTRANT'S  DIRECTORS.   Not  applicable.

     ITEM  7.  EXHIBITS.

      See  Exhibit  7.1  -  Plan  of  Exchange  dated  May  21,  2002



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


                OASIS ENTERTAINMENT'S FOURTH MOVIE PROJECT, INC.

                                       by


                              /S/ Mark A. Libratore
                                Mark A. Libratore
                                  President and
                              Chairman of the Board

                                   EXHIBIT 7.1

                                PLAN OF EXCHANGE

                                PLAN OF EXCHANGE
                                    BY WHICH
                  OASIS ENTERTAINMENT'S 4TH MOVIE PROJECT, INC.
                             (A NEVADA CORPORATION)
                                  SHALL ACQUIRE
                         LIBERATOR MEDICAL SUPPLY, INC.
                             (A FLORIDA CORPORATION)

     THIS PLAN OF EXCHANGE is made and dated this day of May 17, 2002, to supersede all previous agreements, if any between the parties. This letter of Intent anticipates extensive due diligence by both parties, and may be terminated by written notice, at any time (i) by mutual consent; (ii) by either party during the due diligence phase.

                                  I. RECITIALS

1.  THE  PARTIES  TO  THIS  LETTER  OF  INTENT:

      (1.1) OASIS ENTERTAINMENT'S 4TH MOVIE PROJECT, INC. ("OEFM"), a Nevada corporation.

      (1.2)  LIBERATOR  MEDICAL  SUPPLY,  INC  ("LMSI"),  a Florida corporation.

2.  THE  CAPITAL  OF  THE  PARTIES:

      (2.1) THE CAPITAL OF OEFM consists of 100,000,000 shares of common voting stock of $0.001 par value authorized, of which 72,299,912 shares are issued and outstanding.

      (2.2) THE CAPITAL OF LMSI consists of 32,000,000 shares of common voting stock of no par value authorized, of which 30,000,000 shares are issued and outstanding, subject to a private placement presently underway.

3. TRANSACTION DESCRIPTIVE SUMMARY: OEFM desires to acquire LMSI and the shareholders of LMSI wish to be acquired by a public company. OEFM would acquire 100% of the capital stock of LMSI for 30,000,000 new shares. OEFM would cause the cancellation of 60,095,000 The parties intend that the transaction qualify and meet the Internal Revenue Code requirements for a tax free reorganization, in which there is no gain or loss recognized for the parties, with reference to Internal Revenue Code (IRC) sections 354 and 368.


4. SEC COMPLIANCE. OEFM shall cause the filing of an Information Statement pursuant to Section 14(f), before closing. A filing and Information Statement pursuant to Section 14(c) shall be required after closing.

5. NEVADA COMPLIANCE. Articles of Share Exchange are required to be filed by Nevada Law as the last act to make the acquisition final and effective under Nevada law.

6.  AUDITED  FIANANCIAL  STATEMENTS.  Filings  and  Information Statements under
Section 14 of the Securities Exchange Act of 1934 require Audited Financial Statements of the to-be-acquired company.

                              II. PLAN OF EXCHANGE

1.  CONDITIONS  PRECEDENT  TO  CLOSING.

      (1.1) SHAREHOLDER APPROVAL. Each corporate party shall have secured shareholder approval for the this transaction, in accordance with the laws of its place of incorporation and its constituent documents.

      (1.2) BOARD OF DIRECTORS. The Boards of Directors of each corporate party shall have approved the transaction and this agreement, in accordance with the laws of its place of incorporation and its constituent documents.

      (1.3) DUE DILIGENCE INVESTIGATION. Each party shall have furnished to the other party all corporate and financial information which is customary and reasonable, to conduct its respective due diligence, normal for this kind of transaction. If either party determines that there is a reason not to complete the Plan of Reorganization as a result of their due diligence examination, then they must give written notice to the other party prior to the expiration of the due diligence examination period. The Due Diligence period, for purposes of this paragraph, shall expire on a date determined by the parties;

      (1.4) THE RIGHTS OF DISSENTING SHAREHOLDERS if any, of each party shall have been satisfied and the Board of Directors of each party shall have determined to proceed with the Plan of Reorganization and Acquisition.

      (1.5) ALL OF THE TERMS, COVENANTS AND CONDITIONS of the Plan of Reorganization and Acquisition to be complied with or performed by each party for Closing shall have been complied with, performed or waived in writing; and

      (1.6) THE REPRESENTATIONS AND WARRANTIES of the parties, contained in the Plan of Reorganization and Acquisition, as herein contemplated, except as amended, altered or waived by the parties in writing, shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties are made at and as of such time; and each party shall provide the other with a corporate certificate, of a director of each party, dated the Closing Date, to the effect, that all conditions precedent have been met, and that all representations and warranties of such party are true and correct as of that date. The form and substance of each party's certification shall be in form reasonably satisfactory to the other.

2.  CONDITIONS  CONCURRENT  AND  SUBSEQUENT  TO  CLOSING.

      (2.1) SHARE CANCELLATION. Immediate upon or prior to the Closing, OEFM shall have accepted the cancellation of 60,095,000 shares, such that OEFM shall have no more than 12,204,912 issued and outstanding, before the issuance of new shares as provided herein.

      (2.2) ACQUISITION SHARE ISSUANCE. Immediately upon the Closing, OEFM shall issue the acquisition shares. Using the 30,000,000 share interim figure:


OEFM issued                              72,299,912
Share Cancellation                      (60,095,000)
Subtotal                                 12,204,912
                                        ------------
Acquisition Share Issuance               30,000,000
Resulting Total                          42,204,912
                                         ===========

      (2.3) NO REVERSE SPLIT. There shall be no reverse split of the common stock of the public corporation for eighteen months from the date the transaction closes. Without mutual consent as defined in this paragraph. "Original Shareholders" means the shareholders of OEFM, immediately before the issuance of any shares for acquisition. "Remaining Original Shareholders" means original shareholders remaining as shareholders, as of the record date for any proposed reverse split. "Mutual Consent" means two-thirds of the remaining original shareholders.

3.  PLAN  OF  ACQUISITION

      (3.1) REORGANIZATION AND ACQUISITION: Oasis Entertainment's 4th Movie Project, Inc. and the Liberator Medical Supply, Inc. shall be hereby reorganized, such that OEFM shall acquire 100% the capital stock of LMSI, and LMSI shall become a wholly-owned subsidiary of OEFM.

      (3.2) CONVERSION OF OUTSTANDING STOCK: Forthwith upon the effective date of the Plan, OEFM shall issue 30,000,000 new investment shares of its common stock to or for the shareholders of LMSI.

      (3.3) CLOSING/EFFECTIVE DATE: The Plan of Reorganization and Acquisition shall become effective immediately upon approval and adoption by the parties hereto, in the manner provided by the law of the places of incorporation and constituent corporate documents, and upon compliance with governmental filing requirements, such as, without limitation, compliance with Section 14 of the Securities Exchange Act of 1934, and the filing of Articles of Share Exchange, if applicable under State Law. Closing shall occur when all requirements have been met. The parties anticipate the filing of a 14-F Information Statement before closing, and a 14-C Information Statement after closing.

      (3.4) SURVIVING CORPORATIONS: The both corporations shall survive the Reorganization herein contemplated and shall continue to be governed by the laws of its respective State of Incorporation.

      (3.5) RIGHTS OF DISSENTING SHAREHOLDERS: Each Party is the entity responsible for the rights of its own dissenting shareholders, if any.

      (3.6) SERVICE OF PROCESS: Each corporation shall continue to be amenable to service of process in its own jurisdiction, exactly as before this acquisition.

      (3.7) SURVIVING ARTICLES OF INCORPORATION: the Articles of Incorporation of each Corporation shall remain in full force and effect, unchanged.

      (3.8) SURVIVING BY-LAWS: The By-Laws of each Corporation shall remain in full force and effect, unchanged.

      (3.9) FURTHER ASSURANCE, GOOD FAITH AND FAIR DEALING: The Directors of each Company shall and will execute and deliver any and all necessary documents, acknowledgments and assurances and to do all things proper to confirm or acknowledge any and all rights, titles and interests created or confirmed herein; and both companies covenant expressly hereby to deal fairly and in good faith with each other and each others shareholders. In furtherance of the parties desire, as so expressed, and to encourage timely, effective and businesslike resolution the parties agree that any dispute arising between them, capable of resolution by arbitration, shall be submitted to binding arbitration. As a further incentive to private resolution of any dispute, the parties agree that each party shall bear its own costs of dispute resolution and shall not recover such costs from any other party.

      (3.10) GENERAL MUTUAL REPRESENTATIONS AND WARRANTIES. The purpose and general import of the Mutual Representations and Warranties, are that each party has made appropriate full disclosure to the others, that no material information has been withheld, and that the information exchanged is accurate, true and correct. These warranties and representations speak and shall be true, immediately before Closing.

           (3.10.1) ORGANIZATION AND QUALIFICATION Each Corporation warrants and represents that it is duly organized and in good standing, and is duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

           (3.10.2) CORPORATE AUTHORITY Each Corporation warrants and represents that it has Corporate Authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

           (3.10.3) OWNERSHIP OF ASSETS AND PROPERTY. Each Corporation warrants and represents that it is has lawful title and ownership of it property as reported to the other, and as disclosed in its financial statements.

           (3.10.4) ABSENCE OF CERTAIN CHANGES OR EVENTS. Each Corporation warrants and represents that there are no material changes of circumstances or events which have not been fully disclosed to the other party, and which, if different than previously disclosed in writing, have been disclosed in writing as currently as is reasonably practicable; Specifically, and without limitation:

             (3.10.4-A) the business of each Corporation shall be conducted only in the ordinary and usual course and consistent with its past practice, and neither party shall purchase or sell (or enter into any agreement to so purchase or sell) any properties or assets or make any other changes in its operations, respectively, taken as a whole, or provide for the issuance of, agreement to issue or grant of options to acquire any shares, whether common, redeemable common or convertible preferred, in connection therewith;

             (3.10.4-B) Neither Corporation shall (i) amend its Articles of Incorporation or By-Laws, (ii) change the number of authorized or outstanding shares of its capital stock, except as set forth in herein, or (iii) declare, set aside or pay any dividend or other distribution or payment in cash, stock or property;

             (3.10.4-C) Neither Corporation shall (i) issue, grant or pledge or agree or propose to issue, grant, sell or pledge any shares of, or rights of any kind to acquire any shares of, its capital stock (ii) incur any indebtedness other than in the ordinary course of business, (iii) acquire directly or indirectly by redemption or otherwise any shares of its capital stock of any class or (iv) enter into or modify any contact, agreement, commitment or arrangement with respect to any of the foregoing;

             (3.10.4-D) Except in the ordinary course of business, neither party shall (i) increase the compensation payable or to become payable by it to any of its officers or directors; (ii) make any payment or provision with respect to any bonus, profit sharing, stock option, stock purchase, employee stock ownership, pension, retirement, deferred compensation, employment or other payment plan, agreement or arrangement for the benefit of its employees (iii) grant any stock options or stock appreciation rights or permit the exercise of any stock appreciation right where the exercise of such right is subject to its discretion (iv) make any change in the compensation to be received by any of its officers; or adopt, or amend to increase compensation or benefits payable under, any collective bargaining, bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment, termination or severance or other plan, agreement, trust, fund or arrangement for the benefit of employees, (v) enter into any agreement with respect to termination or severance pay, or any employment agreement or other contract or arrangement with any officer or director or employee, respectively, with respect to the performance or personal services that is not terminable without liability by it on thirty days notice or less, (vi) increase benefits payable under its current severance or termination, pay agreements or policies or (vii) make any loan or advance to, or enter into any written contract, lease or commitment with, any of its officers or directors;

             (3.10.4-E) Neither party shall assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, firm or corporation or make any loans or advances to any individual, firm or corporation, other than obligations and liabilities expressly assumed by the other that party;

             (3.10.4-F) Neither party shall make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfers or otherwise, or by the purchase of any property or assets of any other individual, firm or corporation.

           (3.10.5) ABSENCE OF UNDISCLOSED LIABILITIES. Each Corporation warrants and represents specifically that it has, and has no reason to anticipate having, any material liabilities which have not been disclosed to the other, in the financial statements or otherwise in writing.

           (3.10.6) LEGAL COMPLIANCE. Each Corporation shall comply with all Federal, state, local and other governmental (domestic or foreign) laws, statues, ordinances, rules, regulations (including all applicable securities laws), orders, writs, injunctions, decrees, awards or other requirements of any court or other governmental or other authority applicable to each of them or their respective assets or to the conduct of their respective businesses, and use their best efforts to perform all obligations under all contracts, agreements, licenses, permits and undertaking without default.

           (3.10.7) LEGAL PROCEEDINGS. Each Corporation warrants and represents that there are no legal proceedings, administrative or regulatory proceeding, pending or suspected, which have not been fully disclosed in writing to the other.

           (3.10.8) NO BREACH OF OTHER AGREEMENTS. Each Corporation warrants and represents that this Agreement, and the faithful performance of this agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either, not disclosed to the other.

           (3.10.9) CAPITAL STOCK. Each Company warrants and represents that the issued and outstanding share and all shares capital stock of such corporation, is as detailed herein, that all such shares are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares, and that, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquired further shares of such Corporation.

           (3.10.10) BROKERS' OR FINDER'S FEES. Each Corporation warrants and represents that is aware of no claims for brokers' fees, or finders' fees, or other commissions or fees, by any person not disclosed to the other, which would become, if valid, an obligation of either company.

      (3.11)  MISCELLANEOUS  PROVISIONS.

           (3.11.1). Except as required by law, no party shall provide any information concerning any aspect of the transactions contemplated by this Agreement to anyone other than their respective officers, employees and representatives without the prior written consent of the other parties hereto. The aforesaid obligations shall terminate on the earlier to occur of (a) the Closing, or (b) the date by which any party is required under its articles or bylaws or as required by law, to provide specific disclosure of such transactions to its shareholders, governmental agencies or other third parties. In the event that the transaction does not close, each party will return all confidential information furnished in confidence to the other.

           (3.11.2) This Agreement may be executed simultaneously in two or more counterpart originals. The parties can and may rely upon facsimile signatures as binding under this Agreement, however, the parties agree to forward original signatures to the other parties as soon as practicable after the facsimile signatures have been delivered.

           (3.11.3) The Parties to this agreement have no wish to engage in costly or lengthy litigation with each other. Accordingly, any and all disputes which the parties cannot resolve by agreement or mediation, shall be submitted to binding arbitration under the rules and auspices of the American Arbitration Association. As a further incentive to avoid disputes, each party shall bear its own costs, with respect thereto, and with respect to any proceedings in any court brought to enforce or overturn any arbitration award. This provision is expressly intended to discourage litigation and to encourage orderly, timely and economical resolution of any disputes which may occur.

           (3.11.4) If any provision of this Letter Agreement or the application thereof to any person or situation shall be held invalid or unenforceable, the remainder of the Agreement and the application of such provision to other persons or situations shall not be effected thereby but shall continue valid and enforceable to the fullest extent permitted by law.

           (3.11.5) No waiver by any party of any occurrence or provision hereof shall be deemed a waiver of any other occurrence or provision.

           (3.11.6) The parties acknowledge that both they and their counsel have been provided ample opportunity to review and revise this agreement and that the normal rule of construction shall not be applied to cause the resolution of any ambiguities against any party presumptively. The Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

4. TERMINATION. The Plan of Reorganization and Acquisition may be terminated by written notice, at any time prior to closing, by either party whether before or after approval by the shareholders of either or both; (i) by mutual consent;
(ii) by either party during the due diligence phase, or (iii) by either party, in the event that the transaction represented by the anticipated Plan of Reorganization and Acquisition has not been implemented and approved by the proper governmental authorities 120 days from the of this Agreement. In the event that termination of the Plan of Reorganization and Acquisition by either or both, as provided above, the Plan of Reorganization and Acquisition shall forthwith become void and there shall be no liability on the part of either party or their respective officers and directors.



     This Letter of Intent is executed on behalf of each Company by its duly authorized representatives.


OASIS ENTERTAINMENT'S 4TH MOVIE PROJECT, INC.          LIBERATOR MEDICAL SUPPLY,
INC.
                by                                           by

/s/J.  Dan  Sifford                                  /s/Mark  Libratore
   J.  Dan  Sifford                                     Mark  Libratore
   President                                            President